                                                                    EXHIBIT 99.1


                   UNAUDITED PRO FORMA FINANCIAL INFORMATION
               UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
                           OF CMS ENERGY CORPORATION

     The following Unaudited Pro Forma Combined Financial Statements (the "PRO FORMA FINANCIAL STATEMENTS") of CMS Energy Corporation and its subsidiaries ("CMS ENERGY") illustrate the effects of (i) various restructuring, realignment, and elimination of activities between Panhandle Eastern Pipe Line Company and its subsidiaries ("PANHANDLE") and Duke Energy Corporation and its subsidiaries (collectively "DUKE ENERGY") prior to the closing of the pending acquisition of the stock of Panhandle and its principal subsidiaries, Trunkline Gas Company and Pan Gas Storage Company, and the stock of Panhandle Storage Company and Trunkline LNG Company (collectively the "PANHANDLE COMPANIES") by CMS Energy (the "ACQUISITION"); (ii) the adjustments resulting from the Acquisition; and
(iii) the Panhandle and CMS Energy financing transactions which will be completed to facilitate the Acquisition, including the assumed public issuance of $800 million of senior notes by Panhandle, $500 million of senior debt by CMS Energy, and approximately 13 million shares of common stock by CMS Energy aggregating approximately $600 million (collectively, the "FINANCING TRANSACTIONS"). The net proceeds from the Financing Transactions will be used to retire bridge facilities of Panhandle and CMS Energy which initially will finance the Acquisition, in whole or in part. The Unaudited Pro Forma Combined Balance Sheet has been prepared as if such transactions occurred on September 30, 1998; the Unaudited Pro Forma Combined Statements of Income have been prepared as if such transactions occurred as of January 1, 1997.

     The Pro Forma Financial Statements reflect CMS Energy acquiring all of the common stock of the Panhandle Companies. The Pro Forma Financial Statements also reflect, prior to the Acquisition, the transfer of Panhandle's interest in Northern Border Pipeline Company and certain non-operating assets to other subsidiaries of Duke Energy, and the elimination of certain intercompany accounts, including advances, between Panhandle and Duke Energy. The purchase price for the common stock of the Panhandle Companies is $1.9 billion in cash. The Panhandle Companies will have approximately $300 million of debt outstanding at the time of closing which will become a part of CMS Energy's consolidated indebtedness. CMS Energy's acquisition of the Panhandle Companies will be accounted for under the purchase method.

     A final determination of required purchase accounting adjustments, including the allocation of the purchase price to the assets acquired and liabilities assumed based on their respective fair values, has not yet been made. Accordingly, the purchase accounting adjustments made in connection with the development of the Pro Forma Financial Statements are preliminary and have been made solely for purposes of developing the pro forma combined financial information. However, CMS Energy management believes that the pro forma adjustments and the underlying assumptions reasonably present the significant effects of the Acquisition and the Financing Transactions. In addition, CMS Energy will undertake a study to determine the fair value of assets and liabilities of the Panhandle Companies and will revise the purchase accounting adjustments upon completion of that study. Upon consummation of the Acquisition, the actual financial position and results of operations of the combined entity will differ, perhaps significantly, from the pro forma amounts reflected herein because of a variety of factors, including access to additional information, changes in value and changes in operating results between the dates of the Pro Forma Financial Statements and the date on which the Acquisition takes place. The Pro Forma Financial Statements are not necessarily indicative of actual operating results or financial position had the Acquisition and the Financing Transactions occurred as of the dates indicated above, nor do they purport to indicate operating results or financial position which may be attained in the future.

     The significant adjustments to the pro forma results of operations reflect
(i) higher depreciation and amortization expense to give effect to the allocation of excess purchase price and the fair value of net assets acquired to property, plant and equipment, (ii) elimination of pension and rental income and
(iii) lower interest expense from the cancellation of certain indebtedness between Panhandle and Duke Energy and additional interest expense reflecting the new debt issuances of both Panhandle and CMS Energy.

     The significant adjustments to the pro forma financial position reflect (i) elimination of the advances to Duke Energy and the notes payable to Duke Energy,
(ii) increases to property, plant and equipment and accrued liabilities for the purchase price allocation, (iii) the recognition of goodwill in the fair value calculation, (iv) decreases in taxes and other liabilities assumed by Duke Energy, and (v) increases in long-term debt and common stockholders' equity in connection with the Acquisition and the Financing Transactions.

     The Panhandle Companies' financial statements utilized in the preparation of the Pro Forma Financial Statements are based upon financial statements and information obtained from Duke Energy and Panhandle.

     The Pro Forma Financial Statements should be read in conjunction with the historical financial statements and notes thereto of CMS Energy and Panhandle, respectively, and the notes to the Pro Forma Financial Statements included elsewhere herein. The pro forma adjustments do not reflect any potential operating efficiencies or cost savings which CMS Energy management believes are achievable with respect to the combined companies.

                             CMS ENERGY CORPORATION
                 UNAUDITED PRO FORMA COMBINED INCOME STATEMENT
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                    (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                             PANHANDLE COMPANIES
                                                               PRE-ACQUISITION                    PRO FORMA ACQUISITION
                                                ---------------------------------------------   --------------------------
                                                 PANHANDLE     RESTRUCTURING   ELIMINATION OF
                                   CMS ENERGY   CONSOLIDATED        AND         DUKE ENERGY     ACQUISITION    FINANCING
                                   HISTORICAL    HISTORICAL     REALIGNMENT      ACTIVITIES     ADJUSTMENTS   TRANSACTIONS
                                   ----------   ------------   -------------   --------------   -----------   ------------
Operating revenues................   $3,792         $365            $(8)(a)         $ (9)(b)        $(3)(h)
Operating expenses
  Operations and maintenance......    2,683          154             (3)(a)           10(c)
  Depreciation and amortization...      347           41             (2)(a)           (3)(d)          6(i)
  Property and other taxes........      155           20              1(a)            (1)(e)
                                     ------         ----            ---             ----            ---           ----
                                      3,185          215             (4)               6              6             --
                                     ------         ----            ---             ----            ---           ----
Pretax operating income...........      607          150             (4)             (15)            (9)            --
Other income (deductions).........      (42)          10
Fixed charges.....................      288           58              1(a)           (43)(f)                        71(k)
                                     ------         ----            ---             ----            ---           ----
Income before income taxes........      277          102             (5)              28             (9)           (71)
Income taxes......................       86           38             (1)(a)           10(g)          (3)(j)        (25)(l)
                                     ------         ----            ---             ----            ---           ----
Net income before cumulative
  effect of change in accounting
  principle.......................      191           64             (4)              18             (6)           (46)
Cumulative effect of change in
  accounting for property taxes,
  net of $23 tax..................       43
                                     ------         ----            ---             ----            ---           ----
Net income........................   $  234         $ 64            $(4)            $ 18            $(6)          $(46)
                                     ======         ====            ===             ====            ===           ====
Basic earnings per average common
  share
  CMS Energy......................   $ 2.23
                                     ======
  Class G.........................   $ 1.04
                                     ======
Diluted earnings per average
  common share
  CMS Energy......................   $ 2.19
                                     ======
  Class G.........................   $ 1.04
                                     ======
Average common shares outstanding
  CMS Energy......................      101                                                                         13
                                     ======                                                                       ====
  Class G.........................        8                                                                         --
                                     ======                                                                       ====


                                      PRO FORMA ACQUISITION
                                    -------------------------

                                    INTERCOMPANY   CMS ENERGY
                                    ELIMINATIONS   PRO FORMA
                                    ------------   ----------
Operating revenues................      $(35)(m)     $4,102
Operating expenses
  Operations and maintenance......       (35)(m)      2,809
  Depreciation and amortization...                      389
  Property and other taxes........                      175
                                        ----         ------
                                         (35)         3,373
                                        ----         ------
Pretax operating income...........        --            729
Other income (deductions).........                      (32)
Fixed charges.....................                      375
                                        ----         ------
Income before income taxes........        --            322
Income taxes......................                      105
                                        ----         ------
Net income before cumulative
  effect of change in accounting
  principle.......................        --            217
Cumulative effect of change in
  accounting for property taxes,
  net of $23 tax..................                       43
                                        ----         ------
Net income........................      $ --         $  260
                                        ====         ======
Basic earnings per average common
  share
  CMS Energy......................                   $ 2.21
                                                     ======
  Class G.........................                   $ 1.04
                                                     ======
Diluted earnings per average
  common share
  CMS Energy......................                   $ 2.18
                                                     ======
  Class G.........................                   $ 1.04
                                                     ======
Average common shares outstanding
  CMS Energy......................                      114
                                                     ======
  Class G.........................                        8
                                                     ======

See accompanying Notes to Unaudited Pro Forma Combined Income Statements.

                             CMS ENERGY CORPORATION
                 UNAUDITED PRO FORMA COMBINED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                    (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                       PANHANDLE COMPANIES
                                                         PRE-ACQUISITION                    PRO FORMA ACQUISITION
                                          ---------------------------------------------   --------------------------
                                           PANHANDLE     RESTRUCTURING   ELIMINATION OF
                             CMS ENERGY   CONSOLIDATED        AND         DUKE ENERGY     ACQUISITION    FINANCING
                             HISTORICAL    HISTORICAL     REALIGNMENT      ACTIVITIES     ADJUSTMENTS   TRANSACTIONS
                             ----------   ------------   -------------   --------------   -----------   ------------
Operating revenues.........    $4,781         $534            $(6)(a)         $(13)(b)       $ (7)(h)
Operating expenses
  Operations and
    maintenance............     3,387          254             (6)(a)          (13)(c)
  Depreciation and
    amortization...........       467           59             (2)(a)           (4)(d)          3(i)
  Property and other
    taxes..................       211           26              1(a)            (1)(e)
                               ------         ----            ---             ----           ----           ----
                                4,065          339             (7)             (18)             3             --
                               ------         ----            ---             ----           ----           ----
Pretax operating income....       716          195              1                5            (10)            --
Other income
  (deductions).............       (12)           6
Fixed charges..............       352           73              2(a)           (50)(f)                        94(k)
                               ------         ----            ---             ----           ----           ----
Income before income
  taxes....................       352          128             (1)              55            (10)           (94)
Income taxes...............       108           48                              19(g)          (4)(j)        (33)(l)
                               ------         ----            ---             ----           ----           ----
Net income.................    $  244         $ 80            $(1)            $ 36           $ (6)          $(61)
                               ======         ====            ===             ====           ====           ====
Basic earnings per average
  common share
  CMS Energy...............    $ 2.39
                               ======
  Class G..................    $ 1.84
                               ======
Diluted earnings per
  average common share
  CMS Energy...............    $ 2.37
                               ======
  Class G..................    $ 1.84
                               ======
Average common shares
  outstanding
  CMS Energy...............        96                                                                         13
                               ======                                                                       ====
  Class G..................         8                                                                         --
                               ======                                                                       ====


                               PRO FORMA ACQUISITION
                             -------------------------

                             INTERCOMPANY   CMS ENERGY
                             ELIMINATIONS   PRO FORMA
                             ------------   ----------
Operating revenues.........      $(53)(m)     $5,236
Operating expenses
  Operations and
    maintenance............       (53)(m)      3,569
  Depreciation and
    amortization...........                      523
  Property and other
    taxes..................                      237
                                 ----         ------
                                  (53)         4,329
                                 ----         ------
Pretax operating income....        --            907
Other income
  (deductions).............                       (6)
Fixed charges..............                      471
                                 ----         ------
Income before income
  taxes....................        --            430
Income taxes...............                      138
                                 ----         ------
Net income.................      $ --         $  292(n)
                                 ====         ======
Basic earnings per average
  common share
  CMS Energy...............                   $ 2.55
                                              ======
  Class G..................                   $ 1.84
                                              ======
Diluted earnings per
  average common share
  CMS Energy...............                   $ 2.54
                                              ======
  Class G..................                   $ 1.84
                                              ======
Average common shares
  outstanding
  CMS Energy...............                      109
                                              ======
  Class G..................                        8
                                              ======

See accompanying Notes to Unaudited Pro Forma Combined Income Statements.

                             CMS ENERGY CORPORATION
            NOTES TO UNAUDITED PRO FORMA COMBINED INCOME STATEMENTS

     RESTRUCTURING AND REALIGNMENT:

(a) To reflect the results of operations of Panhandle Storage Company and Trunkline LNG Company, both being acquired by CMS Energy, and the transfer of Panhandle's interest in Northern Border Pipeline Company and certain non-operating assets to other subsidiaries of Duke Energy under the provisions of the Stock Purchase Agreement dated as of October 31, 1998 between CMS Energy and Duke Energy subsidiaries (the "STOCK PURCHASE AGREEMENT").

     ELIMINATION OF DUKE ENERGY ACTIVITIES:

(b) To reflect the elimination of rental income earned by Panhandle on an office building, which will be transferred to Duke Energy under the provisions of the Stock Purchase Agreement.

(c) To reflect the elimination of pension income recognized by Panhandle on the overfunded pension plans of Duke Energy. Under the provisions of the Stock Purchase Agreement, Duke Energy will transfer to CMS Energy an amount of pension assets equivalent to the Panhandle Companies' liabilities assumed by CMS Energy. Also reflects the elimination of certain previously recorded litigation expenses. The liability for such litigation will be transferred from the Panhandle Companies to Duke Energy under the provisions of the Stock Purchase Agreement.

(d) To reflect the elimination of depreciation expense associated with an office building and certain other assets, which will be transferred to Duke Energy under the provisions of the Stock Purchase Agreement.

(e) To reflect the elimination of ad valorem taxes associated with an office building, which will be transferred to Duke Energy under the provisions of the Stock Purchase Agreement.

(f) To reflect a reduction in interest expense relating to the settlement of certain short-term notes payable to Duke Energy under the provisions of the Stock Purchase Agreement.

(g) To reflect the income tax expense effects of pro forma adjustments (b) through (f) at an estimated rate of 35%.

     ACQUISITION ADJUSTMENTS:

(h) To reflect the elimination of non-cash amortization of deferred credits associated with a Trunkline LNG Company rate settlement.

(i) To reflect depreciation expense related to the increase in fair value of property, plant and equipment prospectively depreciated over a 40-year period which approximates the Federal Energy Regulatory Commission ("FERC")-approved depreciation rate for the regulated property, plant and equipment of the Panhandle Companies. Also, reflects amortization expense over a 40-year period of the estimated goodwill recognized in the Acquisition.

(j)  To reflect the income tax expense effects of pro forma adjustments (h) and
     (i) at an estimated rate of 35%.

     FINANCING TRANSACTIONS:

(k) To reflect the increase of interest expense relating to the assumed public issuance of $800 million of Panhandle senior notes with a weighted average coupon of 6.75% and $500 million of CMS Energy senior debt with a coupon of 7.5%. An increase of 1/8% in interest rates would have the impact of increasing total pro forma interest expense by approximately $1.2 million and $1.6 million for the nine months ended September 30, 1998 and the year ended December 31, 1997, respectively. This adjustment does not include non-recurring CMS Energy and Panhandle bridge financing fees of $11 million ($7 million after-tax).

(l) To reflect the income tax expense effects of pro forma adjustment (k) at an estimated rate of 35%.

     INTERCOMPANY ELIMINATIONS:

(m) To reflect the elimination of intercompany transactions between CMS Energy and the Panhandle Companies.

     OTHER DISCLOSURE INFORMATION:

(n) Net income for the year ended December 31, 1997, includes the recognition of the FERC's approval of Panhandle's rate settlement agreement which provided final resolution of refund matters and established prospective rates. As a result of the settlement agreement and certain other proceedings, Panhandle recognized pretax operating income of $33 million ($21 million after-tax). Without this recognition, CMS Energy's 1997 pro forma net income, basic earnings per share and diluted earnings per share would have been $261 million, $2.36 and $2.35, respectively.

                             CMS ENERGY CORPORATION
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1998
                                 (IN MILLIONS)

                                                          PANHANDLE COMPANIES
                                                            PRE-ACQUISITION                         PRO FORMA ACQUISITION
                                        ------------------------------------------   -----------------------------------------
                                                                       ELIMINATION
                              CMS        PANHANDLE     RESTRUCTURING     OF DUKE
                             ENERGY     CONSOLIDATED        AND          ENERGY      ACQUISITION    FINANCING     INTERCOMPANY
                           HISTORICAL    HISTORICAL     REALIGNMENT    ACTIVITIES    ADJUSTMENTS   TRANSACTIONS   ELIMINATIONS
                           ----------   ------------   -------------   -----------   -----------   ------------   ------------
ASSETS
Net property, plant and
 equipment................   $5,270        $  976          $107(a)        $ (73)(b)    $  576(h)
                                                                                          (38)(i)
Investments
 Advances and notes
   receivable--parent.....       --           715           (30)(a)        (685)(c)
 Investments in affiliates
   and other..............    1,952            54           (45)(a)
                             ------        ------          ----           -----        ------        -------          ---
                              1,952           769           (75)           (685)           --             --           --
                             ------        ------          ----           -----        ------        -------          ---
Current assets
 Cash and temporary cash
   investments............      101
 Accounts receivable and
   accrued revenue........      457            86            (3)(a)                                                    (4)(o)
 Other current assets.....      580            80             1(a)           (6)(d)
                             ------        ------          ----           -----        ------        -------          ---
                              1,138           166            (2)             (6)           --             --           (4)
                             ------        ------          ----           -----        ------        -------          ---
Other non-current
 assets...................    1,570            29                            (3)(d)       700(j)
                             ------        ------          ----           -----        ------        -------          ---
       Total assets.......   $9,930        $1,940          $ 30           $(767)       $1,238        $    --          $(4)
                             ======        ======          ====           =====        ======        =======          ===
LIABILITIES AND STOCKHOLDERS'
INVESTMENT AND LIABILITIES
Capitalization
 Common stockholders'
   equity.................   $1,922        $  563          $  5(a)        $ 156(g)     $1,176(k)     $   600(l)
                                                                                                      (1,900)(m)
 Preferred stock of
   subsidiary.............      238
 Trust preferred
   securities.............      393
 Long-term debt...........    4,248           299            (3)(a)           3(c)                     1,300(n)
 Non-current portion of
   capital leases.........       77
                             ------        ------          ----           -----        ------        -------          ---
                              6,878           862             2             159         1,176             --           --
                             ------        ------          ----           -----        ------        -------          ---
Current liabilities
 Current portion of long-
   term debt and capital
   leases.................      171
 Notes payable............      302           675                          (675)(e)
 Accounts payable.........      399            49           (44)(a)                                                    (4)(o)
 Other current
   liabilities............      456           175            (3)(a)         (66)(f)
                                                                             (9)(d)
                             ------        ------          ----           -----        ------        -------          ---
                              1,328           899           (47)           (750)           --             --           (4)
                             ------        ------          ----           -----        ------        -------          ---
Non-current liabilities
 Deferred income taxes....      654            73            38(a)         (111)(f)
 Postretirement
   benefits...............      499
 Other non-current
   liabilities............      571           106            37(a)          (65)(b)       100(j)
                                                                                          (38)(i)
                             ------        ------          ----           -----        ------        -------          ---
                              1,724           179            75            (176)           62             --           --
                             ------        ------          ----           -----        ------        -------          ---
       Total stockholders'
         investment and
         liabilities......   $9,930        $1,940          $ 30           $(767)       $1,238        $    --          $(4)
                             ======        ======          ====           =====        ======        =======          ===

                          PRO FORMA
                         ACQUISITION
                         -----------
                              CMS
                            ENERGY
                              PRO
                             FORMA
                            -------
ASSETS
Net property, plant and
 equipment................  $ 6,818
Investments
 Advances and notes
   receivable--parent.....       --
 Investments in affiliates
   and other..............    1,961
                            -------
                              1,961
                            -------
Current assets
 Cash and temporary cash
   investments............      101
 Accounts receivable and
   accrued revenue........      536
 Other current assets.....      655
                            -------
                              1,292
                            -------
Other non-current
 assets...................    2,296
                            -------
       Total assets.......  $12,367
                            =======
LIABILITIES AND STOCKHOLDERS'
Capitalization
 Common stockholders'
   equity.................  $ 2,522
 Preferred stock of
   subsidiary.............      238
 Trust preferred
   securities.............      393
 Long-term debt...........    5,847
 Non-current portion of
   capital leases.........       77
                            -------
                              9,077
                            -------
Current liabilities
 Current portion of long-
   term debt and capital
   leases.................      171
 Notes payable............      302
 Accounts payable.........      400
 Other current
   liabilities............      553
                            -------
                              1,426
                            -------
Non-current liabilities
 Deferred income taxes....      654
 Postretirement
   benefits...............      499
 Other non-current
   liabilities............      711
                            -------
                              1,864
                            -------
       Total stockholders'
         equity and
         liabilities......  $12,367
                            =======

See accompanying Notes to Unaudited Pro Forma Combined Balance Sheet.

                             CMS ENERGY CORPORATION
              NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET

     RESTRUCTURING AND REALIGNMENT:

(a) To reflect the financial position of Panhandle Storage Company and Trunkline LNG Company, both being acquired by CMS Energy, and the transfer of Panhandle's interest in Northern Border Pipeline Company and certain non-operating assets to other subsidiaries of Duke Energy under the provisions of the Stock Purchase Agreement.

     ELIMINATION OF DUKE ENERGY ACTIVITIES:

(b) To reflect the transfer to Duke Energy of certain assets, primarily an office building, under the provisions of the Stock Purchase Agreement.

(c) To reflect the settlement of the advances and notes receivable from Duke Energy under the provisions of the Stock Purchase Agreement.

(d) To reflect the transfer from the Panhandle Companies to Duke Energy of certain environmental and litigation liabilities and the related assets under the provisions of the Stock Purchase Agreement.

(e) To reflect the settlement of certain short-term notes payable to Duke Energy under the provisions of the Stock Purchase Agreement.

(f) To reflect the transfer from the Panhandle Companies to Duke Energy of all tax liabilities under the provisions of the Stock Purchase Agreement.

(g) To reflect the settlement and transfer of certain assets and liabilities described in pro forma adjustments (b) through (f).

     ACQUISITION ADJUSTMENTS:

(h) To reflect the increase in property, plant and equipment of $576 million to adjust the historical value of these assets to their estimated fair values. The allocation reflects CMS Energy's internal evaluation of the excess purchase price and is subject to the completion of a study to determine the fair value of the property. Should the study not support such allocation to property, plant and equipment, the excess of total purchase price over the fair value of the net assets acquired will be reflected as an adjustment to the preliminary estimate of goodwill.

(i) To reflect the elimination of deferred credits associated with a Trunkline LNG Company rate settlement.

(j) To reflect the preliminary estimated acquisition adjustments under the purchase method of accounting to record assets acquired and liabilities assumed at estimated fair value for (i) the preliminary estimate of goodwill, (ii) the increase of certain other assets, deferred charges and regulatory assets, (iii) the assumption of benefit plan obligations by the Panhandle Companies previously assumed by Duke Energy, and (iv) the accrual of certain obligations of the Panhandle Companies which are expected to be paid after completion of the transaction. The following adjustments reflect CMS Energy management's intended business strategies which may differ from the business strategies employed by Duke Energy management prior to the Acquisition (dollars in millions):

Other assets including goodwill.............................   $700
Other non-current liabilities...............................   $100

(k) To reflect an increase in common stockholders' equity as a result of the Acquisition adjustments (h) through (j).

FINANCING TRANSACTIONS:

(l) To reflect the assumed public issuance of approximately 13 million shares of common stock of CMS Energy aggregating $600 million. The anticipated net proceeds will be used to retire a portion of the indebtedness incurred to acquire the Panhandle Companies.

(m) To reflect the payment of $1.9 billion in cash to Duke Energy for the acquisition of the Panhandle Companies.

(n) To reflect the assumed public issuance of $800 million of Panhandle senior notes and $500 million of CMS Energy senior debt. The anticipated net proceeds will be used to retire a portion of the indebtedness incurred to acquire the Panhandle Companies.

INTERCOMPANY ELIMINATIONS:

(o) To reflect the elimination of intercompany transactions between CMS Energy and the Panhandle Companies.